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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 14, 1999

                        True North Communications Inc.
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            (exact name of registrant as specified in its charter)

Delaware                             1-5029                      36-1088162
(State or other jurisdiction    (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)


101 East Erie Street, Chicago, Illinois                           60611-2897
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:             (312) 425-6500
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                               (Not Applicable)
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          Former name or former address, if changed since last report
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Item 5. Other Events

          Effective June 14, 1999 the registrant completed the sale of its entire investment in Publicis S.A. for net cash proceeds of approximately $135.3 million. The pre-tax gain on this transaction will approximate $1.4 million and will be reflected in the second quarter of 1999. The registrant will initially use the proceeds to reduce outstanding short-term debt.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits:

     None

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TRUE NORTH COMMUNICATIONS INC.

                                      By   /S/   Donald L. Seeley
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                                                 Donald L. Seeley
                                             Chief Financial Officer

Dated:   June 14, 1999

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